UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

120 S. LaSalle St. Suite 400 Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 564-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2010, PrivateBancorp, Inc. (the “Company”) announced its earnings results for the third quarter ended September 30, 2010. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is explained on page 19 of Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
99.1	Third Quarter 2010 Earnings Release dated October 26, 2010 (intended to be deemed furnished with the Commission rather than filed pursuant to General Instruction B.2. to Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Dated: October 26, 2010	By:	/s/ Kevin M. Killips
Kevin M. Killips Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Third Quarter 2010 Earnings Release dated October 26, 2010